UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  September 13, 2019

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrants	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NextEra Energy, Inc.	Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
	4.872% Corporate Units	NEE.PRO	New York Stock Exchange

Florida Power & Light Company	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On September 13, 2019, Florida Power & Light Company sold $800 million principal amount of its First Mortgage Bonds, 3.15% Series due October 1, 2049 (Bonds). The Bonds were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-226056, 333-226056-01 and 333-226056-02. This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the sale of the Bonds.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description	NextEra Energy, Inc.	Florida Power & Light Company
5(a)	Opinion and Consent, dated September 13, 2019, of Squire Patton Boggs (US) LLP, counsel to Florida Power & Light Company, with respect to the Bonds	x	x
5(b)	Opinion and Consent, dated September 13, 2019, of Morgan, Lewis & Bockius LLP, counsel to Florida Power & Light Company, with respect to the Bonds	x	x
101	Interactive data files for this Form 8-K formatted in Inline XBRL	x	x
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)	x	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 13, 2019

NEXTERA ENERGY, INC.
(Registrant)

JAMES M. MAY
James M. May Vice President, Controller and Chief Accounting Officer

FLORIDA POWER & LIGHT COMPANY
(Registrant)

KEITH FERGUSON
Keith Ferguson Controller of Florida Power & Light Company